Prospectus Supplement - September 20, 2000*

AXP Research Opportunities Fund (S-6356 H (9/00)

The Investment Strategy has been revised to read as follows:

The Fund invests primarily in securities of companies included in the Standard & Poor's 500 Index (S&P 500). The S&P 500 is an unmanaged market index used to measure the total return of the U.S. stock market. The Fund researches securities and invests in those that are believed to offer the potential for long-term growth. Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities. Although the Fund invests primarily in common stocks that comprise the S&P 500, it is not an index fund, it may own companies not included in the index, and its results will likely differ from the index. The selection of common stocks is the primary decision in building the investment portfolio.

In pursuit of the Fund's goal, American Express Financial Corporation (AEFC), the Fund's investment manager, chooses equity investments by:

o    Identifying companies with:

     -    effective management,

     -    financial strength,

     -    competitive market position, and

     -    growth potential.

o Utilizing the proprietary research rating system that AEFC has developed to rate securities on a daily basis based on each company's merits and its industry grouping(s).

o Buying those securities that carry the highest ratings. AEFC will weight certain sectors or industries more heavily than others.

o Buying equity securities not included in the S&P 500 if those securities meet the standards described above.

S-6356-31 A (9/00)

Valid until next prospectus update.

*Destroy September 29, 2001